UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 13, 2006

K-Swiss Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	0-18490	95-4265988
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

31248 Oak Crest Drive, Westlake Village, CA	91361
(Address of Principal Executive Offices)	(Zip Code)

818-706-5100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On April 13, 2006, the Board of Directors of K-Swiss Inc. (the “Company”) amended Section 3.2 of the Bylaws of the Company. The amendment to the Bylaws decreases the authorized number of directors from seven (7) directors to six (6) directors and is attached as Exhibit 3.1 to this Form 8-K. The Bylaw amendment will become effective simultaneously with the 2006 Annual Meeting of Stockholders, which is currently scheduled for May 17, 2006.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits:

3.1	Amendment to the Amended and Restated Bylaws of K•Swiss Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K-SWISS INC.

Date: April 13, 2006	By:	/s/ George E. Powlick
	Name:	George E. Powlick
	Title:	Vice President Finance, Chief Operating Officer, Chief Financial Officer and Director

INDEX TO EXHIBITS

No.	Description

3.1	Amendment to the Amended and Restated Bylaws of K•Swiss Inc.

4